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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



            NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934



In connection with the Quarterly Report of Patterson-UTI Energy, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Cloyce A. Talbott, Chief Executive Officer, and Jonathan D. Nelson, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/  Cloyce A. Talbott
-----------------------------------
Cloyce A. Talbott
Chief Executive Officer
May 1, 2003



/s/  Jonathan D. Nelson
-----------------------------------
Jonathan D. Nelson
Chief Financial Officer
May 1, 2003